                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement*
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         ALL-COMM MEDIA CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

*This Submission is  being filed  to correct the  originally  submitted Schedule
 14A information, as filed on June 24, 1996 (File # 000-16730).

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                 ALL-COMM MEDIA
                         400 Corporate Pointe, Suite 780
                          Culver City, California 90230
                                  310/342-2800



FROM THE DESK OF

Barry Peters,
Chairman and Chief Executive Officer

                                                                   July 10, 1996



Dear Shareholder:

It is my pleasure to invite you to a Special Meeting of the Shareholders of ALL-COMM MEDIA CORPORATION. The Meeting will be held at 9:30 a.m., on Wednesday, August 14, 1996, at 400 Corporate Pointe, Culver City, California. Admission to the meeting will begin at 9:00 a.m. Directions to the conference room for the meeting will be available in the lobby of the building.

The enclosed Notice of Special Meeting of Shareholders and the Proxy Statement describe the formal business of the Special Meeting, which is management's proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 6,250,000 shares to 36,250,000 shares. Also during the Special Meeting, management will address and discuss other corporate matters which may be of interest to you as a shareholder.

It is important that your shares are represented at this Special Meeting, whether or not you attend the Special Meeting in person, and regardless of the number of shares you own. To be sure that your shares are represented, we urge you to complete and return the enclosed proxy card as soon as possible. If you change your mind and plan to attend the Special Meeting, you may deliver written revocation of your proxy in person and submit a ballot at the Meeting. If you change your mind and do not plan to attend the Special Meeting, your proxy can only be revoked by a later-dated proxy delivered prior to the meeting to our offices (via fax to 310/342-2801) or to Continental Stock Transfer & Trust Company (via fax to 212/509-5152).

                                        Sincerely,



                                        /s/ Barry Peters


BP/ac

                                 ALL-COMM MEDIA
                         400 Corporate Pointe, Suite 780
                          Culver City, California 90230
                                  310/342-2800


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, AUGUST 14, 1996
TO THE HOLDERS OF COMMON STOCK OF ALL-COMM MEDIA CORPORATION:


A Special Meeting of Shareholders of ALL-COMM MEDIA CORPORATION, a Nevada corporation ("All-Comm"), will be held at 9:30 a.m., on Wednesday, August 14, 1996, at 400 Corporate Pointe, Culver City, California.


The purposes of the meeting are to:

     (1) Approve a management proposal to amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of All-Comm from 6,250,000 shares to 36,250,000 shares; and

     (2) Act upon such other matters as may properly come before the meeting or any adjournment of adjournments thereof.

Holders of Common Stock of record at the close of business on July 10, 1996, are entitled to vote at the meeting and any adjournment of the meeting. A list of the shareholders of All-Comm as of the close of business on July 10, 1996 will be available for inspection during business hours from July 17, 1996 through August 13, 1996, at 400 Corporate Pointe, Suite 780, Culver City, California, and will also be available at the Special Meeting.

                                              By Order of the Board of Directors

                                                           /s/ E. William Savage

                                     E. William Savage, Chief Operating Officer,
                                                         President and Secretary



                                                                   July 10, 1996

                                 ALL-COMM MEDIA
                         400 Corporate Pointe, Suite 780
                          Culver City, California 90230
                                  310/342-2800


                                 PROXY STATEMENT


IMPORTANT NOTICE                                                   JULY 10, 1996


IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES BY COMPLETING, DATING, SIGNING, AND PROMPTLY MAILING THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME IN WRITING BEARING A LATER DATE THAN THE PROXY AND DELIVERED TO THE SECRETARY OF THE COMPANY OR TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE AGENT APPOINTED BY THE COMPANY TO COUNT THE VOTES OF THE SHAREHOLDERS. ANY SHAREHOLDERS WHO HAVE PROPERLY REVOKED A PROXY IN WRITING AND ARE PRESENT AT THE SPECIAL MEETING MAY VOTE IN PERSON.

SPECIAL MEETING OF SHAREHOLDERS:

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ALL-COMM MEDIA CORPORATION. ("All-Comm") for use at a Special Meeting of Shareholders of All-Comm to be held at 9:30 a.m., on Wednesday, August 14, 1996, at 400 Corporate Pointe, Culver City, California. The purposes of the Special Meeting are to approve management's proposal to increase the number of authorized shares of Common Stock of the Company from 6,250,000 shares to 36,250,000 shares and to authorize, among other things, the amendment of the All-Comm's Amended and Restated Articles of Incorporation and such other documentation as may be required to effectuate this increase. The Notice, this Proxy Statement, and the accompanying proxy card are being mailed beginning July 11, 1996 to shareholders of record of All-Comm's common stock ("Common Stock") at the close of business on July 10, 1996, the record date for determining shareholders entitled to notice of, and to vote at, such Special Meeting. Each share entitles the registered holder to one vote. As of July 10, 1996, there were 3,186,734 shares of Common Stock outstanding.

All shares represented by proxies will be voted by the individuals designated on the enclosed proxy card, all of whom are members of the Board of Directors, in accordance with the shareholders' directions. If the proxy card is signed and returned without specific directions with respect to the matters to be acted upon, the shares will be voted in accordance with the recommendations of the Board of Directors described below. Any shareholder giving a proxy may revoke it at any time before such proxy is voted at the Special Meeting by giving written notice of revocation to either the Company's secretary (via fax to 310/342-2801) or to Continental Stock Transfer & Trust Company (via fax to 212/509-5152), appointed by the Company to count the votes of the shareholders. Once a proxy has been revoked in writing, a shareholder may either (a) attend the Special Meeting and vote in person, or (b) submit a later-dated proxy. The Chairman of the Board will announce the closing of the polls during the Special Meeting. All proxies must be received prior to the closing of the polls in order to be counted.

A shareholder may designate a person or persons other than himself or herself to act as the shareholder's proxy rather than the directors named on the proxy card. The shareholder may do so in writing delivered no later than August 13, 1996 by means of facsimile or other electronic transmission to the secretary of the Company (fax: 310/342-2801), and delivering the signed proxy card, together with the original authorization, to such person or persons to present the same at the Special Meeting. The written authorization must state the name or names of the person or persons authorized by the shareholder to act as alternative proxy or proxies. The person(s) designated by the shareholder must present the signed proxy card and the original written authorization to so act at the Special Meeting in order for the shares to be voted.

Officers, agents, and employees of the Company and other solicitors retained by the Company may, by letter, by telephone or in person, make requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries, and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. All costs of soliciting proxies will be borne by the Company.

Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present in person or represented by proxy in order to constitute a quorum to conduct business at the Special Meeting. A list of eligible voters will be available at the Special Meeting. The following proposal is to be submitted to the shareholders at the Special Meeting:
Approval of a management proposal to amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company to 36,250,000 shares.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

VOTING

As described below, the Board of Directors is submitting to the Shareholders at the Special Meeting the proposal to amend the Company's Amended and Restated Articles of Incorporation to increase by 30,000,000 shares the number of authorized shares of Common Stock of the Company to 36,250,000 shares, and to take all such further action as may be required to effectuate the increase. Under Nevada law, in order for a proposal to amend the Amended and Restated Articles of Incorporation to pass, a majority of the outstanding shares of Common Stock entitled to vote on the proposal must approve the amendment. In this instance, abstentions will have the same effect as a vote against the proposal.

Each share of Common Stock represented at the Special Meeting is entitled to one vote on the sole matter expected to be brought before the Special Meeting by the Board of Directors. If no directions are given and the signed proxy card is returned, the members of the Board of Directors will vote the shares represented by such proxy in accordance with the Directors' recommendation on the proposal reflected on the proxy card, and at their discretion on any other matter that may properly come before the Special Meeting. In circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), those shares will have the same effect as a vote against the proposal.

DIRECTORS' PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE BY 30,000,000 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 36,250,000 SHARES.

The Board of Directors proposes and recommends to the shareholders for their approval an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company by amending the first paragraph of Article VI to read:

          "The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 36,300,000 shares which shall be divided into two classes as follows: (i) 50,000 shares of Preferred Stock ("Preferred Stock") of the par value $.01 per share, and (ii) 36,250,000 shares of Common Stock ("Common Stock") of the par value of $.01 per share."

The shareholders' approval of the proposal to increase the number of authorized shares of Common Stock of the Company includes granting the officers of the Company, and each of them acting alone, the authority to take all such further actions as may be required to effectuate such increase, including, but not limited to, the filing of a formal Certificate of Amendment to the Amended and Restated Articles of Incorporation on behalf of the Company with the Nevada Secretary of State's Office.

The Company on August 22, 1995, effected a one-for-four reverse stock split of its Common Stock. Such reverse stock split reduced the authorized number of shares of Common Stock from 25,000,000 shares to 6,250,000 shares.

The Company is presently obligated to issue an aggregate of 9,526,581 shares of Common Stock (giving effect to the aforementioned 1-for-4 reverse stock split which occurred on August 22, 1995) contingent upon the exercise of options and warrants and upon the conversion of shares of convertible preferred stock and convertible debt obligations issued and delivered by the Company and, as hereinafter indicated, subject in certain instances to the approval of the proposal (the "Proposal") to amend Article VI of the Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock to 36, 250,000 shares, as follows:

534,338 shares of Common Stock upon exercise of options granted under the Company's 1991 Stock Option Plan, 81,000 exercisable subject to approval of the Proposal.

2,480,000 shares of Common Stock upon conversion of the Company's shares of Series B Convertible Preferred Stock ("Preferred Stock"). The shares of Preferred Stock were issued and sold in June of 1996 for an aggregate cash consideration of $3,100,000.

245,577 shares of Common Stock upon exercise of warrants (other than those referred to hereinafter) issued by the Company, 130,000 exercisable subject to approval of the Proposal.

Subject to approval of the Proposal, 166,666 shares of Common Stock upon conversion of the Company's Convertible Notes (the "Notes"), 3,100,000 shares of Common Stock upon exercise of warrants issued ratably to purchasers of shares of Preferred Stock and 3,000,000 shares of Common Stock upon exercise of warrants issued ratably to purchasers of Notes. the Notes were issued and sold in June of 1996 for an aggregate cash consideration of $1,000,000.

Reservation of additional shares of Common Stock of the Company may in the future be required by applicable anti-dilution provisions of the aforementioned Plan and securities.

Agreements to which the Company is a party obligate the Company to seek shareholder approval of an increase in its authorized shares of Common Stock to permit exercise of the warrants.

In addition, the Board of Directors believes that it is important to ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. The Company's growth strategy is to expand in the direct marketing, information and media services industry through the acquisition of specialized companies and fostering the internal efficiencies and growth of those companies. If the proposed amendment is adopted by the shareholders, the additional authorized Common Stock would be available for issuance from time to time in the future for such corporate purposes as financings, acquisitions, stock splits and stock dividends, as the Board of Directors may deem appropriate, without the necessity of further amendment to the Restated Articles of Incorporation and unless a particular proposed transaction requires, under applicable law or otherwise, the approval by shareholders, without the necessity of further action by shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND ARTICLE VI OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 36,250,000 SHARES.

OTHER BUSINESS

The Board of Directors is not aware of any matters which will be presented at the Special Meeting for action on the part of shareholders other than the proposed increase in the authorized number of shares of Common Stock.

                                              By Order of the Board of Directors

                                                           /s/ E. William Savage

                                     E. William Savage, Chief Operating Officer,
                                                         President and Secretary

PROXY CARD

This proxy is solicited on behalf of the Board of Directors of ALL-COMM MEDIA CORPORATION, for the Special Meeting of Shareholders to be held on August 14, 1996. The Board of Directors recommend a vote "FOR" the following management proposal:

     - Increase the number of authorized shares of Common Stock to 36,250,000 shares

               _   FOR        _   AGAINST         _   ABSTAIN

Votes MUST be indicated by placing an "x" in one of the above boxes using black or blue ink. The undersigned hereby appoints Scott Anderson, Barry Peters , E. William Savage, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in ALL-COMM MEDIA CORPORATION at the Special Meeting of Shareholders to be held on August 14, 1996, and at any adjournment thereof, upon all subjects that may properly come before the meeting including the increase of the number of authorized shares of Common Stock. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY OR ANY OTHER MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION (I.E., FOR THE INCREASE) AND ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                        Please date and sign exactly as your
                                        name or names appear on this proxy card.
                                        If the shares are held jointly, each
                                        shareholder should sign.  If signing as
                                        an executor, trustee, administrator,
                                        custodian, guardian, corporate officer,
                                        or pursuant to a power of attorney,
                                        please so indicate below.

                                        Dated:
                                               ---------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

_ Check this box if you have either a change of address or comments, and please note the same on this proxy card.